UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2007

PUGET SOUND ENERGY, INC.

A Washington Corporation

(Exact name of registrant as specified in its charter)

1-4393	10885 - N.E. 4th Street, Suite 1200 Bellevue, Washington 98004-5591	91-0374630
(Commission File Number)	(State of incorporation, address of principal executive offices)	(I.R.S. Employer Identification Number)

(425) 454-6363

(Telephone)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 30, 2007, Puget Sound Energy, Inc. (the “Company”) entered into a purchase agreement with Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, BNY Capital Markets, Inc., Citigroup Global Markets Inc., UBS Securities LLC and Wachovia Capital Markets, LLC (the “Purchase Agreement”) in connection with the issuance and sale by the Company of $250 million aggregate principal amount of its Series A Enhanced Junior Subordinated Notes due June 2067 (the “Junior Subordinated Notes”). The Junior Subordinated Notes are being issued and sold under an Indenture dated as of May 18, 2001, as supplemented by a Second Supplemental Indenture, dated as of June 1, 2007, between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Second Supplemental Indenture”). The Junior Subordinated Notes were registered pursuant to an automatic shelf registration statement (Registration No. 333-132497-01) on Form S-3 under the Securities Act of 1933 that the Company filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2006, as amended pursuant to a post-effective amendment filed on June 22, 2006 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Junior Subordinated Notes that the Company filed with the SEC on May 31, 2007.

At the closing of the sale of the Junior Subordinated Notes, the Company will enter into a Replacement Capital Covenant under which the Company covenants for the benefit of a designated series of our indebtedness, other than the Junior Subordinated Notes, (the “Covered Debtholders”) that the Company will not redeem, purchase or defease the Junior Subordinated Notes on or before June 1, 2047, unless, subject to certain limitations, during the 180 days prior to the date of that redemption, purchase or defeasance, the Company has received a specified amount of proceeds from the sale of qualifying securities that have equity-like characteristics that are the same as, or more equity-like than, the applicable characteristics of the Junior Subordinated Notes at that time. The initial Covered Debtholders are the holders of the 6.274% Senior Notes due March 15, 2037, issued on September 18, 2006 by the Company.

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the offering of the Junior Subordinated Notes. A copy of the Purchase Agreement is filed as Exhibit 1.1, a copy of the Second Supplemental Indenture is filed as Exhibit 4.1, a copy of the form of Replacement Capital Covenant is filed as Exhibit 4.2, a copy of the opinion of Perkins Coie LLP regarding certain tax matters in connection with the issuance of the Junior Subordinated Notes is filed as Exhibit 8.1, the Statement of Eligibility of The Bank of New York Trust Company, N.A. on Form T-1 is filed as Exhibit 25.1, and certain information relating to Item 14 – “Other expenses of issuance and distribution relating to the Registration Statement” is filed as Exhibit 99.1.

The foregoing description of the Junior Subordinated Notes, the Replacement Capital Covenant and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the respective documents, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
1.1	Purchase Agreement, dated May 30, 2007, among Puget Sound Energy, Inc. and Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, BNY Capital Markets, Inc., Citigroup Global Markets Inc., UBS Securities LLC and Wachovia Capital Markets, LLC

4.1	Second Supplemental Indenture, dated as of June 1, 2007, between the Company and The Bank of New York Trust Company, N.A., as Trustee

4.2	Form of Replacement Capital Covenant

8.1	Tax Opinion of Perkins Coie LLP

25.1	Statement of Eligibility of The Bank of New York Trust Company, N.A.

99.1	Information relating to Item 14 – Other Expenses of Issuance and Distribution, relating to the Registration Statement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET SOUND ENERGY, INC.

Dated: June 1, 2007

	By:	/s/ DONALD E. GAINES
Donald E. Gaines
Vice President Finance and Treasurer

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INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Purchase Agreement, dated May 30, 2007, among Puget Sound Energy, Inc. and Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, BNY Capital Markets, Inc., Citigroup Global Markets Inc., UBS Securities LLC and Wachovia Capital Markets, LLC

4.1	Second Supplemental Indenture, dated as of June 1, 2007, between the Company and The Bank of New York Trust Company, N.A., as Trustee

4.2	Form of Replacement Capital Covenant

8.1	Tax Opinion of Perkins Coie LLP

25.1	Statement of Eligibility of The Bank of New York Trust Company, N.A.

99.1	Information relating to Item 14 – Other Expenses of Issuance and Distribution, relating to the Registration Statement

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